Exhibit 99.1

Investor Presentation February 2009 sm

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements made in this presentation, other than statements of historical fact, are forward-looking statements. The words "look forward to," "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "would," "should," "could," "guidance," "potential," "opportunity," "continue," "project," "forecast," "confident," "prospects," "schedule," "designed," "future," "discussions," "if," "objective," and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce's business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its clients operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic clients and suppliers and the timing of the establishment, extension or termination of its relationships with strategic clients, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

Non-GAAP Financial Measures GSI's consolidated financial statements are prepared and presented in accordance with GAAP. To supplement our consolidated financial statements, in this presentation, we use the non-GAAP financial measures of non-GAAP net revenues and non-GAAP income from operations. We also discuss certain ratios that use those measures. The non-GAAP measures and ratios presented are not intended to be considered in isolation of, as a substitute for, or superior to our GAAP financial information. We have included reconciliations later in this presentation of the non-GAAP measures to the nearest GAAP measure. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business. These measures may be different from non-GAAP measures used by other companies. Non-GAAP net revenues. We define non-GAAP net revenues as net revenues minus cost of revenues from product sales and marketing expenses. Marketing expenses principally include client revenue share expenses, net advertising and promotional expenses, subsidized shipping and handling expenses, and catalog expenses. We consider non-GAAP net revenues to be a useful metric for management and investors because (1) it provides a metric for our investors to understand and analyze our company and (2) it provides investors with one of the primary metrics used by the company for evaluation and decision making purposes. We and many of our investors view us as a technology and business services company. Since most technology and business service companies generate their revenues from service fees and do not have product sales, we believe that by subtracting cost of revenues from product sales and marketing expenses from our net revenues from product sales, the company and investors will be better able to assess our revenues on a basis that more closely approximates the net revenues of other technology and business services companies. Further, management uses this metric for evaluating the performance of our business, making operating decisions and for budgeting purposes. Non-GAAP income from operations. We have defined non-GAAP income from operations as income from operations excluding stock-based compensation, depreciation and amortization expenses and acquisition-related integration expenses. Beginning with this release, we are also excluding transaction and due diligence expenses relating to acquisitions. We consider non-GAAP income from operations to be a useful metric for management and investors because it excludes certain non-cash and non-operating items. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when valuing equity awards under SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing our business and operate in an emerging and changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business. We believe the exclusion of acquisition-related integration, transaction and due diligence expense permits evaluation and a comparison of results for on-going business operations, and it is on this basis that management internally assesses the company's performance. Free cash flow. We define free cash flow as net cash provided by operating activities minus cash paid for fixed assets, including internal use software. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the acquisition of property and equipment, including information technology infrastructure, can be used for strategic opportunities, including investing in the business, making strategic acquisitions and strengthening the balance sheet. Analysis of free cash flow also facilitates management's comparisons of our operating results to the operating results of comparable companies. A limitation of using free cash flow as a means for evaluating our performance is that free cash flow reflects changes in working capital which is impacted by short-term changes in cash flow and the seasonality of our business which may not be indicative of long-term performance. Another limitation of free cash flow is that it excludes fixed assets purchased and placed in service, but not paid for during the applicable period. Our management compensates for this limitation by providing supplemental information about capital expenditures accrued, but not paid for during the applicable periods on the face of the cash flow statement in our Forms 10-K and 10-Q.

Business and technology services company providing e-commerce and interactive marketing solutions. Focused solely on the enterprise market. ~ 200 clients globally. ~ 4,700 employees. Vision - to be the worldwide leader in e-commerce and multichannel services for great consumer brands. GSI Commerce, Inc. (Nasdaq:GSIC) overview e-commerce services interactive marketing services financials

Company Operates In Two Business Segments overview e-commerce services interactive marketing services financials fulfillment technology customer care e-Commerce Services e-mail services digital agency Interactive Marketing Services Account Management & Strategy

~ 200 Clients Globally * * Slide shows selected clients. * Slide shows selected clients. overview e-commerce services interactive marketing services financials

A Leading Provider Among Internet Retailer's Top 500 Companies Methodology: Every mention was counted under the vendor section for the 500 retailers in the Internet Retailer Guide 2008 Edition. overview e-commerce services interactive marketing services financials

Full Suite of Services Creates Meaningful Cross-Sell Opportunities U.S. Internat'l Tech Fulfillment Customer Care gsi interactive e-Dialog overview e-commerce services interactive marketing services financials e-Commerce Services Interactive Marketing Services

Competition e-Commerce Services Primary competition comes from companies that provide a component of GSI's overall solution set. Interactive Marketing Services overview e-commerce services interactive marketing services financials IBM, ATG West, Convergys DHL, UPS digital marketing services agencies aQuantive (Avenue A/Razorfish), Publicis and WPP data aggregation and e-mail companies Experian(CheetahMail), Harte-Hanks (Postfuture) and Epsilon

e-Commerce Services overview e-commerce services interactive marketing services financials fulfillment technology customer care e-Commerce Services

e-Commerce Services - U.S. and International 3 primary service offerings: Technology Fulfillment Customer Care Services sold either modularly or as an integrated solution. ~ 80 clients in 15 merchandise categories. Long-term deals with predictable revenue streams tied to transactions. Direct response business unit servicing infomercial industry in U.S. Last four quarters net revenues of $900.0 million and segment operating income* of $62.4 million. overview e-commerce services interactive marketing services financials * Segment operating income is before depreciation, amortization and stock-based compensation includes acquisition-related costs, and is not the same as non-GAAP income from operations, which excludes acquisition-related costs.

overview e-commerce services interactive marketing services financials

e-Commerce Services Overview

technology

- Hosted e-commerce solution (high availability, redundant, secure)
- Proprietary foundation integrated with leading third-party point applications and middleware
- Centralized order hub and payment gateway
- Integrated business intelligence
- Suite of robust remote site management tools (catalog, content and promotions)
- Meaningful annual investment supports new product features and functions, platform enhancements and infrastructure growth & maintenance fulfillment

- 5 multi-tenant fulfillment centers - 4 U.S. & 1 international
- ~ 70 clients
- Substantial investment in leading commercial technology and automation
- Extensive value-added services provided (e.g., engraving, heat transfer, embroidery)

customer care

- 5 customer care centers - 4 U.S. and 1 international
- ~ 70 clients
- ~ 1,600 agent workstations
- 24x7 fail-over support
- customer care centers contribute to online sales

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overview e-commerce services interactive marketing services financials

Fulfillment and Customer Care Centers




U.K.

Customer Care Centers
- Eau Claire, Wis. ~ 500 workstations
- Martinsville, Va. ~ 350 workstations
- Brunswick, Ga. ~ 255 workstations
- Melbourne, Fla. ~ 490 workstations
- Chadderton, U.K. ~ 50 workstations

Direct Response
- Pacoima, Calif. ~ 175,000 sq. ft. ~ 115 workstations

Fulfillment Centers
- Louisville, Ky. ~ 470,000 sq. ft.
- Shepherdsville, Ky. ~ 697,000 sq. ft.
- Richwood, Ky. ~ 540,000 sq. ft.
- Martinsville, Va. ~ 479,000 sq. ft.
- Chadderton, U.K. ~ 137,000 sq. ft.

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U.S. e-Commerce Continues Growth Expectations overview e-commerce services interactive marketing services financials Estimated U.S. Online Retail Sales - $ in Billions Source: "US e-Commerce Forecast 2008 to 2013," Forrester Research, Inc. 2009. 13.3% 9.9% 10.5% 10.1% CAGR of U.S. e-commerce 2008 $141.3 5% 2009 $156.1 6% 2010 $176.9 6% 2011 $194.4 7% 2012 $211.7 8% $229.1 2013 8% % of total U.S. retail sales 8.9% 8.2%

European e-Commerce Market overview e-commerce services interactive marketing services financials 2008 2009 2010 2011 2012 $141 $161 $184 $205 $230 Source: JupiterResearch Internet Retail Forecst, 8/07 (Western Europe) 14% 13 % CAGR - Western Europe e-Commerce 14% 11% 12% Estimated Western Europe Online Retail Sales - $ in Billions

Interactive Marketing Services overview e-commerce services interactive marketing services financials e-mail services digital agency Interactive Marketing Services

Two groups within interactive marketing services: Digital agency services - gsi interactive e-mail marketing services - e-Dialog ~ 560 employees - King of Prussia, Pa., Boston, New York, Seattle and London. Provides interactive marketing and e-mail marketing services to ~165 clients in the U.S. and Europe. Last four quarters net revenues of $84.5 million and segment operating income* of $14.9 million. Interactive Marketing Services Overview overview e-commerce services interactive marketing services financials * Segment operating income is before depreciation, amortization and stock-based compensation includes acquisition-related costs, and is not the same as non-GAAP income from operations, which excludes acquisition-related costs.

overview e-commerce services interactive marketing services financials

Digital Agency

- Provides services ~ 50 clients
- ~ 190 staff in King of Prussia, Pa.
  - NYC office opening in 1Q09

gsi interactive℠

- User Experience & Design (42.5% of digital agency revenue in FY07)
  - Brand development and strategic account planning
  - Creative - user experience & site design
- Interactive Marketing (34.5% of digital agency revenue in FY07)
  - Online marketing (search, affiliate, comparison shopping engines, display)
  - Catalog services
- Studio Services (23% of digital agency revenue in FY07)
  - Content development & digital photography

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gsi commerce

e-Mail Marketing Services overview e-commerce services interactive marketing services financials Ranked as market-leading provider of advanced e-mail marketing solutions by both Jupiter & Forrester Research. Provides e-mail technology, strategic services, tactical planning, implementation and support services. Provides services to ~ 150 clients - U.S. & Europe. ~ 370 employees - Boston, New York, Seattle, and London. More than 20% of business comes from Europe. Sent 14.7 billion permission based e-mails in 2008 and sends e-mail in more than a dozen languages.

U.S. Advertising Spending Growth by Media Source: Barclays Capital, "Advertising Services," provided to eMarketer, Dec. 18, 2008. overview e-commerce services interactive marketing services financials -20% -15% -10% -5% 0 5% 10% 15% Cable TV Broadcast TV Outdoor Direct Mail Yellow Pages Magazines Radio Business Papers Newspapers Misc. -20% -15% -10% -5% 5% 10% 15% Online 2009 +6.1% 2008 +11.4% 2010 +12.0%

U.S. Online Advertising Spend . . . Solid Growth overview e-commerce services interactive marketing services financials Source: e-Marketer, November 2008 Estimated U.S. Online Advertising Spend - $ in Billions $23.6 2008 2009 $25.7 2010 $28.5 2011 $32.0 2012 $37.0 2013 $42.0 13% CAGR

U.S. Online Spend for e-mail . . . Steady Growth overview e-commerce services interactive marketing services financials 2008 2009 2010 2011 2012 $1,185 $1,325 $1,475 $1,642 $1,827 Source: JupiterResearch E-mail Model, 7/07 (US). 2007 Copyright JupiterResearch, LLC. Estimated U.S. B2C e-Mail Spending - $ in Millions 11.4% CAGR

Interactive Marketing Services - Shoppers Value Multichannel To gain competitive advantage, retailers should implement a highly integrated strategy that brings together their online and offline stores; they will then derive benefits of the online influence on offline sales. - Forrester Research* * Source: Forrester Research Internet Retail Offline Influence Model, December 2008. overview e-commerce services interactive marketing services financials U.S. online influenced retail sales - $ in billions U.S. online retail sales 2009 $156 $937 40% 2010 $177 $1,069 46% 2011 $194 $1,177 50% 2012 $212 $1,266 53% 2013 $229 $1,348 54% U.S. online and online-influenced retail sales as a % of total sales

Financials overview e-commerce services interactive marketing services financials

FY08 Financial Highlights . . . overview e-commerce services interactive marketing services financials FY07 FY08 Net Revenues $ 750.0 $ 966.9 +29% Non-GAAP Net Revenues $ 328.8 $ 491.4 +49% Income / (Loss) from Operations $ 4.9 $ (9.0) -284% Non-GAAP Income from Operations $ 52.3 $ 81.9 +57% Cash Flow from Operating Activities $ 58.1 $ 96.0 +65% Free Cash Flow $ 3.9 $ 38.8 +895%

FY08 Financial Highlights . . . Segment Reporting overview e-commerce services interactive marketing services financials e-Commerce Services Marketing Services Net Revenues $737.8 $900.0 +22% $26.9 $84.5 +214% Operating income before depreciation, $46.1 $62.4 +35% $4.6 $14.9 +224% amortization and stock-based compensation expense Operating Margin 6.2% 6.9% +70 basis 17.1% 17.6% +50 basis FY07 FY08 FY07 FY08 points points

GSI's Revenue Model FY2008 Marketing GSI records certain revenues gross (product sales) and certain revenues net (services fees). Internally, GSI adjusts revenue to view all revenue streams on a more comparable economic basis. It is how the company evaluates growth, margin trends and client concentration. GSI views itself as a business and technology services company. As a result, the company nets all transactions down instead of grossing them up like a traditional retailer. $ in millions overview e-commerce services interactive marketing services financials $475.5 non-GAAP net revenue $491.4 $966.9 net revenue Costs of revenues from product sales $70.3 (subsidized shipping, advertising costs, catalog costs and revenue share charges) $405.2

Mix Shift - GAAP Net Revenues & Non-GAAP Net Revenues net revenues non-GAAP net revenues $ in Millions overview e-commerce services interactive marketing services financials CAGR 30% CAGR 45% The shift in net revenues mix from gross transactions (product sales) to net transactions (service fees) continues to cause non-GAAP net revenues to grow more quickly than net revenues . . . FY2004 $335.1 $111.8 FY2005 $440.4 $149.5 FY2006 $609.6 $229.6 FY2007 $750.0 $328.8 FY2008 $966.9 $491.4

Non-GAAP Income from Operations - Consistently Strong Growth overview e-commerce services interactive marketing services financials $14.1 $21.3 $38.5 $52.3 FY2005 FY2006 FY2007 FY2004 $ in Millions 36% 81% 51% .. . . which is reflected in the company's strong growth in non-GAAP income from operations $81.9 FY2008 57% CAGR 55%

Viewing GSI's Business on a Non-GAAP Net Revenues Basis non-GAAP Net Revenues Net Revenues non-GAAP income from operations $966.9 $491.4 16.7% FY2008 $ in Millions overview e-commerce services interactive marketing services financials non-GAAP income from operations as a % of net revenues * $81.9 non-GAAP income from operations as a % of non-GAAP net revenues * * See Appedix for GAAP and Non-GAAP Operating Margins. $200 $400 $600 $800 $1000 $1200 2% 4% 6% 8% 10% 12% 14% 16% 18% $81.9 8.5% On a net revenues basis, GSI's margins more closely resemble the economics of a retailer. However, in FY2008, approx. 79% of non-GAAP net revenues were derived from service fees. When viewed as a % of non-GAAP net revenues, non-GAAP income from operations margins more closely resemble the economics of business and technology services companies.

Technology, Fulfillment & Customer Care as % of CapX overview e-commerce services interactive marketing services financials Technology Fulfillment Customer Care Other Net Cash Paid Capital Expense $42.6 Million 61.5% 12.0% 19.0% 7.5% FY2006 Net Cash Paid Capital Expense $54.2 Million 9.6% 5.3% 29.4% 55.7% FY2007 Net Cash Paid Capital Expense $57.2 Million 52.9% 19.9% 4.0% 23.2% FY2008

Appendices overview e-commerce services interactive marketing services financials overview e-commerce services interactive marketing services financials

Reconciliation of GAAP Income from Operations to Non-GAAP Income from Operations

GSI COMMERCE, INC. AND SUBSIDIARIES
NON-GAAP INCOME FROM OPERATIONSAND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

	Twelve Months Ended				
Reconciliation of GAAP income from operations to non-GAAP	FY1999 January 1, 2000	FY2000 December 30, 2000	FY2001 December 29, 2001	FY2002 December 28, 2002	FY2003 January 3, 2004
GAAP income from operations	$ (29,145)	$ (53,568)	$ (32,497)	$ (34,437)	$ (13,064)
Acquisition related integration expenses	--	--	--	--	--
Stock-based compensation	2,655	4,983	10,282	401	1,935
Depreciation and amortization	728	8,074	6,662	10,509	11,386
Non-GAAP income from operations	$ (25,762)	$ (40,511)	$ (15,553)	$ (23,527)	$ 257

	Twelve Months Ended				
Reconciliation of GAAP income from operations to non-GAAP	FY2004 January 1, 2005	FY2005 December 31, 2005	FY2006 December 30, 2006	FY2007 December 29, 2007	FY2008 January 3, 2009
GAAP income from operations	$ (401)	$ 2,878	$ 9,647	$ 4,942	$ (9,012)
Acquisition related integration expenses	--	--	--	1,597	4,636
Stock-based compensation	3,576	3,805	7,578	8,419	18,155
Depreciation and amortization (1)	10,944	14,635	21,297	37,337	68,153
Non-GAAP income from operations	$ 14,119	$ 21,318	$ 38,522	$ 52,295	$ 81,932

(1) Includes amortization expense of acquisition related intangibles of $4,531 for the fiscal year ended Dec. 29, 2007, and $13,551 for the fiscal year ended Jan. 3, 2009.

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GAAP Net Revenues to non-GAAP Net Revenues Reconciliations overview e-commerce services interactive marketing services financials January 1, December 31, December 30, December 29, 2005 2005 2006 2007 Reconciliation of GAAP net revenues to non-GAAP net revenues: GAAP net revenues 335,104 $ 440,392 $ 609,553 $ 749,957 $ Cost of revenues from product sales (203,383) (263,829) (331,253) (356,541) Marketing expenses (19,932) (27,086) (48,659) (64,573) Non-GAAP net revenues 111,789 $ 149,477 $ 229,641 $ 328,843 $ 12 Months Ended GSI COMMERCE, INC. AND SUBSIDIARIES NON-GAAP NET REVENUES AND RECONCILIATION TO GAAP RESULTS (In thousands) January 3, 2009 966,926 $ (405,254) (70,282) 491,390 $ FY2004 FY2005 FY2006 FY2007 FY2008

GAAP and non-GAAP Operating Margins overview e-commerce services interactive marketing services financials FY2007 December 29, 2007 Income / (Loss) from Operations ÷ Net Revenues Net Revenues 750.0 $ Income / (Loss) from Operations 4.9 $ Income / (Loss) from Operations ÷ Net Revenues 0.65% Non - GAAP Income from Operations ÷ Net Revenues Net Revenues 750.0 $ Non-GAAP Income from Operations 52.3 $ Non - GAAP Income from Operations ÷ Net Revenues 6.97% Non - GAAP Income from Operations ÷ Non - GAAP Net Revenues Non-GAAP Net Revenues 328.8 $ Non-GAAP Income from Operations 52.3 $ Non - GAAP Income from Operations ÷ Non - GAAP Net Revenues 15.91% GAAP and Non-GAAP Operating Margins (in millions) FY2008 January 3, 2009 966.9 $ (9.0) $ (0.93%) 966.9 $ 81.9 $ 8.47% 491.4 $ 81.9 $ 16.67%

Segment Reporting . . . 2Q07 & 2Q08 overview e-commerce services interactive marketing services financials 2Q08 (Unaudited) GSI COMMERCE, INC. AND SUBSIDIARIES RESULTS BY SEGMENT (In thousands) 2Q07 E-Commerce Interactive Intersegment Services Marketing Services Eliminations Consolidated Net revenues 128,446 $ 6,098 $ (3,280) $ 131,264 $ Operating expenses before depreciation, amortization and stock-based compensation expense 128,340 5,462 (3,280) 130,522 Operating income before depreciation, amortization and stock-based compensation expense 106 $ 636 $ - $ 742 $ E-Commerce Interactive Intersegment Services Marketing Services Eliminations Consolidated Net revenues 175,936 $ 21,529 $ (4,256) $ 193,209 $ Operating expenses before depreciation, amortization and stock-based compensation expense 173,861 17,827 (4,256) 187,432 Operating income before depreciation, amortization and stock-based compensation expense 2,075 $ 3,702 $ - $ 5,777 $ Three Months Ended June 30, 2007 Three Months Ended June 28, 2008

Segment Reporting . . . 3Q07 & 3Q08 overview e-commerce services interactive marketing services financials 3Q08 (Unaudited) GSI COMMERCE, INC. AND SUBSIDIARIES RESULTS BY SEGMENT (In thousands) 3Q07 E-Commerce Interactive Intersegment Services Marketing Services Eliminations Consolidated Net revenues 134,121 $ 7,127 $ (3,963) $ 137,285 $ Costs and expenses before depreciation, amortization and stock-based compensation expense 135,621 5,869 (3,963) 137,527 Operating (loss) income before depreciation, amortization and stock-based compensation expense (1,500) $ 1,258 $ - $ (242) $ E-Commerce Interactive Intersegment Services Marketing Services Eliminations Consolidated Net revenues 168,097 $ 23,132 $ (4,435) $ 186,794 $ Costs and expenses before depreciation, amortization and stock-based compensation expense 166,082 20,258 (4,435) 181,905 Operating income before depreciation, amortization and stock-based compensation expense 2,015 $ 2,874 $ - $ 4,889 $ Three Months Ended September 29, 2007 Three Months Ended September 27, 2008

Segment Reporting . . . 4Q07 & 4Q08 overview e-commerce services interactive marketing services financials E-Commerce Interactive Intersegment Services Marketing Services Eliminations Consolidated Net revenues 330,767 $ 8,854 $ (4,497) $ 335,124 $ Costs and expenses before depreciation, amortization and stock-based compensation expense 286,941 6,237 (4,497) 288,681 Operating (loss) income before depreciation, amortization and stock-based compensation expense 43,826 $ 2,617 $ - $ 46,443 $ E-Commerce Interactive Intersegment Services Marketing Services Eliminations Consolidated Net revenues 368,408 $ 27,762 $ (4,790) $ 391,380 $ Costs and expenses before depreciation, amortization and stock-based compensation expense 308,814 20,327 (4,790) 324,351 Operating income before depreciation, amortization and stock-based compensation expense 59,594 $ 7,435 $ - $ 67,029 $ 3 Months Ended December 29, 2007 3 Months Ended January 3, 2009 (Unaudited) GSI COMMERCE, INC. AND SUBSIDIARIES RESULTS BY SEGMENT (In thousands) 4Q08 4Q07

Segment Reporting . . . FY06 overview e-commerce services interactive marketing services financials E-Commerce Interactive Intersegment Services Marketing Services Eliminations Consolidated Net revenues 600,732 $ 18,968 $ (10,147) $ 609,553 $ Operating expenses before depreciation, amortization and stock-based compensation expense 563,963 17,215 (10,147) 571,031 Operating income before depreciation, amortization and stock-based compensation expense 36,769 1,753 - 38,522 12 Months Ended December 30, 2006 (Unaudited) GSI COMMERCE, INC. AND SUBSIDIARIES RESULTS BY SEGMENT (In thousands) FY06

Segment Reporting . . . FY07 overview e-commerce services interactive marketing services financials (Unaudited) GSI COMMERCE, INC. AND SUBSIDIARIES RESULTS BY SEGMENT (In thousands) E-Commerce Interactive Intersegment Services Marketing Services Eliminations Consolidated Net revenues 737,832 $ 26,894 $ (14,769) $ 749,957 $ Costs and expenses before depreciation, amortization and stock-based compensation expense 691,749 22,279 (14,769) 699,259 Operating income before depreciation, amortization and stock-based compensation expense 46,083 $ 4,615 $ - $ 50,698 $ 12 Months Ended December 29, 2007 FY07

Segment Reporting . . . FY08 overview e-commerce services interactive marketing services financials (Unaudited) GSI COMMERCE, INC. AND SUBSIDIARIES RESULTS BY SEGMENT (In thousands) E-Commerce Interactive Intersegment Services Marketing Services Eliminations Consolidated Net revenues 900,040 $ 84,508 $ (17,622) $ 966,926 $ Costs and expenses before depreciation, amortization and stock-based compensation expense 837,648 69,604 (17,622) 889,630 Operating income before depreciation, amortization and stock-based compensation expense 62,392 $ 14,904 $ - $ 77,296 $ 12 Months Ended January 3, 2009 FY08